Exhibit 10.4

ASSIGNMENT OF PURCHASE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AGREEMENT is made and entered into as of this 5th day of June, 2015 by and between CARTER VALIDUS PROPERTIES II, LLC, a Delaware limited liability company (“Assignor”), and HCII-110 EAST MEDICAL CENTER BLVD., LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A. Assignor is the Purchaser under that certain Purchase Agreement made by and between WEBSTER REHAB, LP, a Texas limited partnership (“Seller”) and CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (“Purchaser”) having an effective date of April 30, 2014, as amended by that certain Amendment to Purchase Agreement made between Seller and Purchaser, dated May     , 2014, as assigned by that certain Assignment of Purchase Agreement made by and among Seller, Purchaser as Assignor, and CARTER VALIDUS PROPERTIES II, LLC, a Delaware limited liability company as the Assignee, dated October 13, 2014 (collectively, the “Agreement”), relative to certain Real Property, Improvements, Intangible Property and Personal Property (as defined in the Agreement), located or necessary for the operations of the premises located at 110 East Medical Center Boulevard, Webster, Texas (the “ Property”).

B. Assignor wishes to assign to Assignee all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement) regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:		ASSIGNOR:

Carter Validus Properties II, LLC, a Delaware limited liability company
/s/ Tasmin Beatty
Print Name:	Tasmin Beatty	By:	/s/ Nicolas Caussade
		Name:	Nicolas Caussade
		Its:	Vice President

/s/ Sarah Daly
Print Name:	Sarah Daly

WITNESSES:		ASSIGNEE:

HCII-110 East Medical Center Blvd., LLC, a Delaware limited liability company

		By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, Its Sole Member

	/s/ Tasmin Beatty		By:	Carter Validus Mission Critical REIT II, Inc.,
Print Name:	Tasmin Beatty			a Maryland corporation, Its General Partner

/s/ Kevin Harley
Print Name:	Kevin Harley			By:	/s/ John E. Carter
				Name:	John E. Carter
				Its:	CEO